Statement of Net Assets Available for Benefits - EBP 001 $ in Millions	Dec. 31, 2025 USD ($)
ASSETS
Non-interest bearing cash	$ 0.1
Total investments, at fair value	745.3
Receivables:
Notes receivable from participants	8.7
Employer contributions	0.6
Other	0.6
Total receivables	9.9
Total assets	755.3
LIABILITIES
Other payables	0.7
Total liabilities	0.7
NET ASSETS AVAILABLE FOR BENEFITS	$ 754.6